UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2026

SPHERE 3D CORP.
(Exact name of registrant as specified in its charter)

Ontario	001-36532	98-1220792
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

243 Tresser Blvd, 17th Floor
 Stamford, Connecticut, United States 06901
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (647) 952 5049

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares	ANY	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On May 7, 2026, Sphere 3D Corp. and Cathedra Bitcoin Inc. jointly issued a press release to provide an update regarding their previously announced proposed business combination, which remains expected to close in the near term, pending the satisfaction of customary closing conditions and required approvals.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in this Item 7.01, including the corresponding Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release, dated May 7, 2026, jointly issued by Sphere 3D Corp. and Cathedra Bitcoin Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

No Offer or Solicitation

This Current Report on Form 8-K is not intended to and does not constitute or form part of any offer to sell or subscribe for or any invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the proposed transaction described herein or otherwise.

Important Additional Information

In connection with the Arrangement, Sphere and Cathedra have filed materials with the U.S. Securities and Exchange Commission (the "SEC") and on SEDAR+, as applicable.  Sphere filed a definitive proxy statement on Schedule 14A (the "Proxy Statement") with the SEC on April 16, 2026 in connection with the solicitation of proxies to obtain shareholder approval as described in the Proxy Statement, and Cathedra filed a notice of Cathedra's special shareholder meeting and accompanying management information circular (the "Circular") on SEDAR+ on April 7, 2026 in connection with the solicitation of proxies to obtain shareholder approval of the Arrangement. Cathedra received conditional acceptance with respect to the Arrangement from the TSX Venture Exchange ("TSXV") on April 30, 2026. Sphere commenced mailing of the definitive Proxy Statement to the shareholders of Sphere on or about April 17, 2026. This communication is not a substitute for the Proxy Statement, the Circular or for any other document that Sphere or Cathedra may file with the SEC or on SEDAR+ and/or send to Sphere shareholders and/or Cathedra shareholders in connection with the Arrangement. INVESTORS AND SECURITY HOLDERS OF SPHERE AND CATHEDRA ARE URGED TO CAREFULLY AND THOROUGHLY READ THE PROXY STATEMENT AND THE CIRCULAR, RESPECTIVELY, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY SPHERE AND/OR CATHEDRA WITH THE SEC OR ON SEDAR+, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SPHERE, CATHEDRA, THE ARRANGEMENT, THE RISKS RELATED THERETO AND RELATED MATTERS.

Shareholders of Sphere and shareholders of Cathedra will be able to obtain free copies of the Proxy Statement and the Circular, as each may be amended from time to time, and other relevant documents filed by Sphere and/or Cathedra with the SEC or on SEDAR+ through the website maintained by the SEC at www.sec.gov or on SEDAR+ at www.sedarplus.ca, as applicable. Copies of documents filed with the SEC by Sphere will be available free of charge from Sphere's website at Sphere3D.com or investor.relations@sphere3d.com. Copies of documents filed with on SEDAR+ by Cathedra will be available free of charge from Cathedra's website at cathedra.com under the "Investors" tab or by contacting Cathedra's Investor Relations Department at ir@cathedra.com.

Participants in the Solicitation

Sphere, Cathedra and their respective directors and certain of their executive officers and other members of management and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from Sphere's shareholders and Cathedra's shareholders in connection with the Arrangement. Information regarding the executive officers and directors of Sphere is included in its definitive proxy statement for its 2025 annual meeting under the headings "Proposal No. 1 - Board Size and Election of Directors", "Executive Officers", and "Executive Compensation", which was filed with the SEC on April 2, 2026 and is available at:  https://www.sec.gov/ix?doc=/Archives/edgar/data/0001591956/000159195626000008/any-20260401.htm. Information regarding the directors and certain executive officers of Cathedra is included in its information circular and proxy statement for its 2025 annual meeting under the heading "Statement of Executive Compensation", which was filed on SEDAR+ on November 4, 2025 and is available at https://cathedra.com/investors/annual-meetings/. Additional information regarding the persons who may be deemed participants and their direct and indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement, the Circular and other materials when they are filed with the SEC or on SEDAR+ in connection with the Arrangement. Free copies of these documents may be obtained as described in the paragraphs above.

Forward-Look Statements and Cautionary Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events, including the timing of the proposed transaction and other information related to the proposed transaction. In some cases, you can identify forward-looking statements because they contain words such as "may," "will," "should," "expects," "plans," "anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these words or other similar terms or expressions. Expectations and beliefs regarding matters discussed herein may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected.  Forward-looking information includes but is not limited to information concerning: the intentions, plans and future actions of Sphere and Cathedra; the timing and anticipated completion of the Arrangement, and court and shareholder approvals for same; Sphere's and Cathedra's expectation to hold shareholder meetings to approve various items related to the Arrangement; the expected composition of the board of directors and management of Sphere after the Arrangement is completed; and timing of regulatory approvals for the Arrangement.  The forward-looking statements contained in this communication are also subject to other risks and uncertainties, including those more fully described in filings with the SEC, including Sphere's reports filed on Form 10-K, Form 10-Q, Form 8-K and Schedule 14A and in other filings made by Sphere with the SEC from time to time and available at www.sec.gov. These forward-looking statements are based on current expectations, which are subject to change.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 7, 2026

SPHERE 3D CORP.

By:	/s/ Kurt Kalbfleisch____________________
Kurt Kalbfleisch
Chief Executive Officer